SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2005

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On June 13, 2005, PhytoMedical Technologies, Inc. issued a news release to announce the addition of Dr. Heping Cao and Dr. John S. Striffler to its scientific research team in order to accelerate ongoing studies of the beneficial effects of cinnamon on insulin and diabetes, and in accordance with the Company’s Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service (ARS).  This news release, dated June 13, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated June 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and CEO

Date: June 16, 2005

EXHIBIT 99.1

PhytoMedical Expands Diabetes Research Efforts with Addition of Key Scientists.

Expanded Research Team to Help Advance PhytoMedical’s Primary Diabetes Research; Studies Demonstrate Effectiveness of Cinnamon Extracts on Insulin; Founding Science Attracts Media Attention.

Vancouver, BC – June 13, 2005 – PhytoMedical Technologies, Inc.(Symbol: PYTO), an early stage research based biopharmaceutical company focused on the identification, development, and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds, today announced the addition of Dr. Heping Cao and Dr. John S. Striffler to its scientific research team in order to accelerate ongoing studies of the beneficial effects of cinnamon on insulin and diabetes, and in accordance with the Company’s Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service (ARS).

[View additional information at:

http://www.phytomedical.com/IR/PressReleases/20041206-1.html]

Working within the terms of the CRADA agreement, Drs. Cao and Striffler will actively pursue PhytoMedical’s research initiatives under the auspices of widely-published chromium and insulin expert, Dr. Richard A. Anderson, lead collaborating scientist and biochemist at ARS' Beltsville (MD) Human Nutrition Research Center (Nutrient Requirements and Functions Laboratory).

Over a ten year period, a team of scientists led by Dr. Anderson have isolated and characterized several polyphenolic compounds from cinnamon bark which increase sugar metabolism by a factor of 20 in test tube assays using fat cells. Impaired sugar and fat metabolism, present in millions around the world, may lead to type-2 diabetes and cardiovascular diseases.

“These new compounds increase insulin sensitivity by activating key enzymes that stimulate insulin receptors while inhibiting the enzymes that deactivate them,” states Dr. Anderson, the lead USDA collaborating scientist.  “We plan to continue investigating these compounds at our labs.”

In addition to published in-vitro (test tube) and animal studies, which have shown the ability of cinnamon and cinnamon extracts to improve insulin/glucose metabolism and reverse insulin resistance (a condition in which muscle cells, fat and liver cells do not use insulin properly), a highly successful human study published by Dr. Richard Anderson and other research scientists has received considerable media coverage, which continues to increase.

These reports have become the subject of hundreds of media stories, ranging from Forbes, Time Magazine, New York Daily News and The Boston Globe to New Scientist, the BBC, Parade Magazine and the April 3rd, 2005, issue of USA Weekend, which recited the significant results achieved in the human study published in Diabetes Care, a journal of the American Diabetes Association.

[View additional information at:

http://www.PhytoMedical.com/IR/PressReleases/20050502-1.html]

Dr. Heping Cao:

Plant Biology, Physiology & Biochemistry Specialist

Active components found in cinnamon have been shown in research studies to improve the action of insulin and help control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.  As part of PhytoMedical’s research initiative to develop a new compound for type-2 diabetes, the Company is working towards characterizing the beneficial effects of these active components, an area in which Dr. Heping Cao brings specific expertise to the Company’s research efforts currently under way at ARS labs.

Dr. Cao holds a PhD in Plant Biology from Pennsylvania State University (Penn State), where he specialized in biochemical and physiological characterization of numerous plants.  Founded one and half centuries ago, Penn State is ranked as America’s top public university (2003-04) and boasts over $1.3 billion in endowment funds with more than $500 million in research expenditures.

During his tenure at Penn State, Dr. Heping Cao published numerous research findings in leading scientific journals, including Journal of Plant Growth Regulation, Physiologia Plantarum, and Plant Physiology, the world’s oldest and most respected international plant science journal, established in 1926 and devoted to the physiology, biochemistry, cellular and molecular biology, genetics, biophysics, and environmental biology of plants.

Dr. Heping Cao is a widely-published scientist with several dozen peer-reviewed original research articles published in 15 different journals and 40 abstracts presented at numerous research conferences.  Dr. Cao has been invited to review manuscripts by editors of several prominent journals, including: Archives of Biochemistry and Biophysics, Experimental Cell Research, Environmental Health Perspectives, and Chinese Science Bulletin.

“I’m pleased to welcome Dr. Heping Cao to our team,” comments Mr. Indy S. Panchi, President of PhytoMedical Technologies.  “Dr. Cao brings highly-specialized expertise in plant sciences in conjunction with wide-ranging research skills that I believe will directly contribute to our ongoing research.”

Dr. Heping Cao’s notable areas of research experience include: protein/enzyme expression, purification, structure, function, enzymology, and proteomics; biochemical genetics and metabolic pathways, including carbohydrate, lipid and RNA metabolism; and signal transduction pathways with particular expertise in tristetraprolin and brassinosteroids.

Dr. Cao has tenured at numerous, distinguished institutions, including: the National Institutes of Health, National Institute of Environmental Health Sciences, Laboratories of Signal Transduction and Neurobiology (Research Triangle Park, NC); Iowa State University, Department of Biochemistry, Biophysics and Molecular Biology; Texas Tech University, Department of Chemistry and Biochemistry; Michigan State University, Department of Biochemistry and Molecular Biology; and Pennsylvania State University, Plant Biology Program.

Dr. Heping Cao will conduct his research under the auspices of Dr. Richard A. Anderson, and in cooperation with Dr. John S. Striffler.

Dr. John S. Striffler:

Chromium, Insulin, Diabetes & Perfusion Research Scientist

Dr. John Samuel Striffler brings over four decades of scientific knowledge and hands-on experience to PhytoMedical, with specific concentration on chromium, insulin, diabetes and perfusion research -- all areas of focus directly related to the Company’s CRADA-supported research efforts at ARS labs.

Dr. Striffler will actively pursue PhytoMedical’s research initiatives under the guidance of Dr. Richard A. Anderson, a widely-published chromium and insulin expert, and lead ARS collaborator and biochemist at the Beltsville (MD) Human Nutrition Research Center (Nutrient Requirements and Functions Laboratory).

In particular, Dr. John Striffler will carry out in vitro and in vivo studies in order to further determine the beneficial effects of cinnamon and its components on insulin.   Among other investigations, these studies involve intravenous glucose tolerance tests and pancreatic perfusion studies -- Dr. Striffler’s precise areas of extensive study, publication and scientific presentations for over 30 years.

Notably, Dr. Striffler’s scientific investigations and findings on pancreatic perfusion, insulin clearance, insulin resistance, glucagon and glycogen, chromium and insulin, and numerous other facets of diabetes-related research have been published in leading peer-reviewed scientific journals, including: Digestive Disease and Sciences; Journal of Trace Elements In Experimental Medicine; American Journal of Anatomy; American Journal of Physiology; and Obesity Research, among others.

Throughout a career spanning forty years of scientific research, discovery, teaching, and lecturing, Dr. John Striffler has tenured at numerous, distinguished research and academic institutions, including:  University of California, Department of Physiology; California State University, Department of Biology; University of Cincinnati College of Medicine, Department of Anatomy and Cell Biology; Wright State University School of Medicine; University of Virginia, Department of Internal Medicine; and University of Maryland, Department of Physiology, and others.

Dr. John Striffler holds a Bachelor of Arts degree in Biology (Chemistry) from California State University, and an Associate in Arts degree in Zoology (Chemistry) from the College of San Mateo (San Mateo, California).  Dr. Striffler earned a PhD in Physiology (Metabolism) from the University of California, Davis (UC), established in 1869 and reputed among America’s foremost universities with more than 50 UC researchers awarded the National Medal of Science, the highest honor awarded to a scientist.

“We’re fortunate to have Dr. Striffler bring us several decades of practical and proven laboratory and academic experience,” comments PhytoMedical President, Mr. Indy S. Panchi.

 “Dr. Striffler’s depth of knowledge and extensive practical know-how are perfectly suited to our initiative to develop a brand new compound for type-2 diabetes through investigations of the active components found in cinnamon.

“Research studies have demonstrated that biologically active components of cinnamon or related compounds can improve the function of insulin , leading to lower levels of blood sugar and fats ,” continues Mr. Panchi.  “These components have also been shown to function as antioxidants , which are important in the prevention of diabetes, cardiovascular diseases, cancer and in delaying the effects of aging.

“The implications of this research are especially profound when considering that the end result may be a pharmacologically approved product that could possibly be either ingested as a pill or added to food and drink products,” states Mr. Indy Panchi.

Impaired sugar and fat metabolism, present in millions around the world, may lead to type-2 diabetes and cardiovascular diseases. Diabetes presently affects over 18.2 million Americans (American Diabetes Association) and is expected to rise to 30 million by 2030 (Centers for Disease Control). As one of the leading causes of death and illness worldwide, diabetes costs the American health care system over $132 billion each year.

ABOUT PHYTOMEDICAL TECHNOLOGIES, INC.

PhytoMedical Technologies, Inc. (Symbol: PYTO), together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company focused on the identification, acquisition , development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

BDC-03 Successful in Increasing Lean Muscle Mass and Reducing Body Fat Percentage

Named BDC-03, PhytoMedical’s first plant derived compound has pharmacologically active elements that have been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol would be a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

Polyphenolic Compounds Increase Sugar Metabolism by a Factor of 20

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association). The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. As the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year.

While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  In fact, research studies have shown that aqueous extracts of the most commonly consumed spice, cinnamon, improves the action of insulin and helps to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.

One study published in Diabetes Care, a journal of the American Diabetes Association, showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components found in cinnamon and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

At present, the Company does not currently have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events .

Contact:

PhytoMedical Technologies, Inc.

Ms. Karley L. Smith, Shareholder Communications

Phone: (800) 611-3388

Web Site: www.PhytoMedical.com